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                                                                EXHIBIT i(1)(i)


Freedman, Levy, Kroll & Simonds




                                   CONSENT OF
                                   ----------
                        FREEDMAN, LEVY, KROLL & SIMONDS
                        -------------------------------

         We hereby consent to the reference to our firm under the caption "Legal Matters" in the statement of additional information contained in Post-Effective Amendment No. 17 to the Form N-1A Registration Statement of AIM Variable Insurance Funds (File No. 33-57340).




                                            /s/ FREEDMAN, LEVY, KROLL & SIMONDS
                                            -----------------------------------


                                            FREEDMAN, LEVY, KROLL & SIMONDS


Washington D.C.
April 14, 2000